SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): August 11, 2014

Energizer Holdings, Inc.
(Exact Name of Registrant as Specified in its Charter)

Missouri (State or other jurisdiction of incorporation)	1-15401 (Commission File Number)	43-1863181 (IRS Employer Identification Number)
533 Maryville University Drive St. Louis, Missouri 63141 (Address of principal executive offices)
Registrant's telephone number, including area code: (314) 985-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

❑    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
❑   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
❑    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
❑   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain                 Officers; Compensatory Arrangements of Certain Officers.

On August 14, 2014, Energizer Holdings, Inc. (the “Company”) issued a press release announcing that Daniel J. Sescleifer, our Executive Vice President and Chief Financial Officer, plans to depart from the Company upon the completion of the previously announced separation of the household products and personal care products divisions of the Company into two independent, publicly traded companies (the “Spin-Off”).

In connection with Mr. Sescleifer’s departure from the Company, on August 11, 2014, the Company entered into a term sheet with Mr. Sescleifer (the “Term Sheet”) providing certain terms that will be included in a separation agreement between Mr. Sescleifer and the Company (the “Separation Agreement”). The Term Sheet provides for time-based, pro-rata participation in the Company’s fiscal 2015 Annual Cash Bonus Program consistent with Mr. Sescleifer’s current participation and treatment of restricted stock equivalents (“RSEs”) previously awarded to Mr. Sescleifer, including that upon the consummation of the Spin-Off:

•
Mr. Sescleifer will vest in a pro-rata portion, based on his period of employment with the Company during the applicable three-year vesting periods, of the 5,667 and 2,954 time-based RSEs that were awarded on December 10, 2012 and November 6, 2013, respectively, on the applicable vesting dates of those awards;

•
Mr. Sescleifer will vest in a pro-rata portion, based on his period of employment with the Company during the applicable three-year vesting periods, of the amount of performance-based RSEs, subject to performance based vesting requirements, that were awarded on December 10, 2012 and November 6, 2013, respectively, on the applicable vesting dates of those awards.

The Separation Agreement is also expected to contain customary non-competition and non-solicitation provisions.

Item 7.01    Regulation FD Disclosure.

A copy of the press release announcing Mr. Sescleifer’s departure from the Company as well as the expected Chief Financial Officers upon the completion of the Spin-Off of the standalone personal care products company and the standalone household products company is attached hereto as Exhibit 99.1 and incorporated by reference herein.

The information furnished pursuant to this Item 7.01, including the attached exhibit, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of such section, nor shall such information or exhibit be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01     Financial Statements and Exhibits

(d) Exhibits.

See Exhibit Index.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

ENERGIZER HOLDINGS, INC.

By:  /s/ Daniel J. Sescleifer
Daniel J. Sescleifer
Executive Vice President and Chief Financial Officer

Dated: August 14, 2014

EXHIBIT INDEX

Exhibit Number	Description of Exhibit
99.1	Press Release dated August 14, 2014

4